Revenue and cost of goods sold	12 Months Ended
Dec. 31, 2025
Revenue and cost of goods sold
Revenue and cost of goods sold

22.Revenue and cost of goods sold

For the year ended December 31, 2025, the Company generated revenue for the amount of €10.0 million compared to €4.5 million for the year ended December 31, 2024 and €4.3 million for the year ended December 31, 2023.

Revenue is recognized based on the satisfaction of performance obligations identified in customer contracts. Performance obligations are satisfied when control of the Genio system is transferred to the customer, either upon shipment or delivery, depending on contractual terms. The revenue related to the first performance obligation (i.e. shipment or delivery of the Genio system implants) is recognized at a point in time. Due to the start of the commercialization in the United States, certain patient-related components are supplied after the initial shipment. In this case, a portion of the transaction price is allocated to this future delivery, with revenue deferred and recognized at a point in time upon delivery. Moreover, as from 2024, the Company has identified a separate performance obligation related to the replenishment of additional disposable patches beyond the initial shipment. A portion of the transaction price is allocated to these future deliveries, with revenue deferred and recognized over time upon transfer of control.

The contract liability included in the consolidated balance sheet is related to revenue attributed to the additional replenishment of disposable patches which is recognized when control of the patches is transferred to the customer or patient quarterly following the patient implants and the revenue attributed to the future deliveries of the patient-related components in the United States. Per December 31, 2025, the current contract liability amounts to €0.9 million while the non-current contract liability amounts to €0.7 million. Per December 31, 2024, the current contract liability amounts to €117,000 while the non-current contract liability amounts to €472,000.

The sales based on country of customer for the year ended December 31, 2025, 2024 and 2023:

	For the year ended December 31
(in EUR 000)	2025	2024	2023
Sales Germany	4,488	3,593	3,816
Sales Spain	14	64	37
Sales Switzerland	313	675	373
Sales Austria	17	53	122
Sales Netherlands	131	—	—
Sales UAE	563	—	—
Sales Italy	28	40	—
Sales England	816	96	—
Sales US	3,650	—	—
Total sales	10,020	4,521	4,348

For the year ended December 31, 2025, the Company has no customer with sales larger than 10% of total. (2024: one customers with individual sales larger than 10% of the total revenue and this client contributed to the turnover for an amount of €0,9 million and 2023: one customer with contribution to the turnover of €424,000).

Cost of goods sold for the year ended December 31, 2025, 2024 and 2023:

	For the year ended December 31
(in EUR 000)	2025	2024	2023
Purchases of goods and services (*)	3,638	2,953	4,089
Inventory movement	56	(1,401)	(2,433)
Total cost of goods sold	3,694	1,552	1,656

(*) Including purchases of raw material, direct labour allocation, indirect labour allocation, fees of subcontractors, warranty and shipping cost (direct)